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                                                                  Exhibit 23.3


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 20, 1997 appearing in the Form 8-K of Miami Computer Supply Corporation dated September 23, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Frasier, Dean & Howard

Frasier, Dean & Howard
Nashville, Tennessee
October 16, 1998